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                                                                       EXHIBIT 3


                        FORM OF COMMON STOCK CERTIFICATE

                             [front of certificate]


         Class A                                                                        Class A
   Common Stock                                                                    Common Stock

         NUMBER                                                                          SHARES

   -------------                                                                   -------------

[LOGO]                           UNITED BANCORPORATION OF ALABAMA, INC.
Incorporated Under the Laws of the State of Delaware


                                                                                SEE REVERSE FOR CERTAIN
                                                                                DEFINITIONS AND
                                                                                AVAILABILITY OF A FULL
                                                                                STATEMENT DESCRIBING THE
                                                                                CORPORATION'S CAPITAL
                                                                                STOCK

THIS CERTIFIES THAT                                                             CUSIP

                                                                       Countersigned and Registered:
                                                                                        UNITED BANK
                                                                         Transfer Agent and Registrar

is the registered owner of                                               By -------------------------
                                                                                Its Authorized Officer
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         FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK of
UNITED BANCORPORATION OF ALABAMA, INC. (the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by fully authorized attorney upon surrender of this certificate properly endorsed. The par value of each share shall be as set forth from time to time in the Corporation's
Certificate of Incorporation. This Certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Corporation's
Certificate of Incorporation and By-Laws and any amendments thereto, copies of which are on file in the Corporation's main office, and to all provisions of which the holder hereof assents.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

---------------, ----------                                 ---------------
Secretary                                                   President



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                              [back of certificate]

The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of capital stock authorized to be issued, and the variations and the relative rights and preferences between shares of each series of preferred or other capital stock insofar as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM-  as tenants in common                       UNIF GIFT MIN ACT- ______Custodian for_______
                                                                        (Cust)             (Minor)
TEN ENT-  as tenants by the entireties                     under, Uniform Gifts to Minors
JT TEN -  as joint tenants with right
          of survivorship and not as                     Act
          tenants in common                                  -------------------------------------
                                                                           (State)

                Additional abbreviations may also be used though not in the above list.

              For value received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR TAX
IDENTIFICATION NUMBER OF ASSIGNEE



                           PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE




                                                                                              Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated


                                                     NOTICE: THE SIGNATURE(S) TO
                                                     THIS ASSIGNMENT MUST
                                                     CORRESPOND WITH THE NAME(S)
                                                     AS WRITTEN UPON THE FACE OF
                                                     THE CERTIFICATE, IN EVERY
                                                     PARTICULAR, WITHOUT
                                                     ALTERATION OR ENLARGEMENT,
                                                     OR ANY CHANGE WHATEVER.
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